SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 20, 2006

PDC 2000-D Limited Partnership

(Exact Name of Registrant as Specified in Charter)

        West Virginia                                           333-41977-10                                        55-0774071

(State or Other Jurisdiction                       (Commission                                (IRS Employer

           of Incorporation)                                    File Number)                                Identification No.)

103 East Main Street; Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code    304-842-3597

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

no change

(Former Name or Former Address, if Changed Since Last Report

Item 4.01.  Changes in Registrant's Certifying Accountants.

In connection with the dismissal of KPMG LLP as the Registrant's certifying accountants, the Registrant files herewith as Exhibit 16 a copy of the letter of response of KPMG LLP.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 16    Letter of KPMG LLP, dated October 26, 2006.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDC 2000-D Limited Partnership

By:

Petroleum Development Corporation

Managing General Partner

By:           /s/ Darwin L. Stump

                Darwin L. Stump

                Chief Financial Officer

                of Managing General Partner

Date:       October 30, 2006